SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
 OF WELLS FARGO SMALL TO MID CAP STOCK FUNDS
 For the Wells Fargo Small Cap Opportunities Fund (the "Fund")

At a meeting held on February 27-28, 2018, the Board of Trustees of the Wells Fargo Funds Trust ("Funds Trust") approved Wells Capital Management Incorporated ("Wells Capital Management") as sub-adviser to the Fund.
At a Special Meeting of Shareholders held on June 22, 2018, shareholders of the Fund approved a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among Funds Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC, the investment manager to the Fund, and Wells Capital Management so that Wells Capital Management may serve as sub-adviser to the Fund.
Following Shareholder approval of the New Sub-Advisory Agreement, the Fund changes outlined in a supplement to the Fund's prospectuses and summary prospectuses dated March 2, 2018 will become effective on June 27, 2018.

Additionally, Management Fees and Sub-Advisory Fees of the Fund have changed. Accordingly, the tables in the sections entitled "Manager and Other Service Providers - Manager and Class-Level Administrator" and "Manager and Other Service Providers - Sub-Advisers" are hereby amended as follows, respectively:

Fund	Fee
Disciplined Small Cap Fund	First $1B Next $4B Next $5B Over $10B	0.500% 0.475% 0.440% 0.430%

Fund	Sub-Adviser	Fee
Disciplined Small Cap Fund	Wells Capital Management	First $100M Next $200M Over $300M	0.350% 0.300% 0.250%
June 27, 2018